Exhibit 4.1

COMMON STOCK	COMMON STOCK

PAR VALUE $0.01	THIS CERTIFICATE IS TRANSFERABLE IN
CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX.

Certificate Number	SHARES

CUSIP Y2685T115

GENCO SHIPPING & TRADING LIMITED

INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS

THIS CERTIFIES THAT:

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

GENCO SHIPPING & TRADING LIMITED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated:

/s/ John C. Wobensmith	[SEAL]
SECRETARY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INC.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

GENCO SHIPPING & TRADING LIMITED

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.  SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT.  THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	tenants-in-common
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with right of survivorship and not as tenants-in-common

UNIF GIFT MIN ACT —		Custodian
	(Cust)		(Minor)
under, Uniform Gifts to Minors Act

State

UNIF TRAN MIN ACT —		Custodian
	(Cust)		(Minor)
under, Uniform Transfers to Minors Act

State

Additional abbreviations may also be used though not in the above list.

For Value Received,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented
by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer
the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: the signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

THE IRS REQUIRES THAT WE REPORT THE COST BASIS OF CERTAIN SHARES ACQUIRED AFTER JANUARY 1, 2011.  IF YOUR SHARES WERE COVERED BY THE LEGISLATION AND YOU HAVE SOLD OR TRANSFERRED THE SHARES AND REQUESTED A SPECIFIC COST BASIS CALCULATION METHOD, WE HAVE PROCESSED AS REQUIRED.  IF YOU DID NOT SPECIFY A COST BASIS CALCULATION METHOD, WE HAVE DEFAUTLED TO THE FIRST IN, FIRST OUT (FIFO) METHOD.  PLEASE VISIT OUR WEBSITE OR CONSULT YOUR TAX ADVISOR IF YOU NEED ADDITIONAL INFORMATION ABOUT COST BASIS.

IF YOU DO NOT KEEP IN CONTACT WITH US OR DO NOT HAVE ANY ACTIVITY IN YOUR ACCOUNT FOR THE TIME PERIODS SPECIFIED BY STATE LAW, YOUR PROPERTY COULD BECOME SUBJECT TO STATE UNCLAIMED PROPERTY LAWS AND TRANSFERRED TO THE APPROPRIATE STATE.